EXHIBIT 99.1

GoldSpring Solicits Consent for Reverse Stock Split in Connection with its Strategic Plan

VIRGINIA CITY, NEVADA – March 26, 2010 – GoldSpring, Inc. (OTCBB: GSPG) announced today that it will mail consent solicitation statements on or about March 29, 2010 to its stockholders of record as of the close of business on March 1, 2010.  The consent solicitation statements will be sent to stockholders of GoldSpring for the purpose of granting its Board of Directors the authority to effect a reverse stock split of the company’s issued and outstanding common stock, if and when determined by the Board of Directors in a ratio of 1:200, without a corresponding reduction in the number of authorized shares of the GoldSpring’s common stock. If effected, the number of shares of common stock held by each stockholder prior to the reverse stock split would be reduced by dividing the number of shares held immediately before the reverse stock split by 200, and then rounding up the nearest whole share. The consent of a majority of stockholders is required to approve such authority.  If approved, the reverse stock split could be effected by the Board of Directors on or prior to December 31, 2011.

The proposed reverse stock split was proposed in connection with the Company’s efforts to effect an orderly restructuring of the Company’s balance sheet and capital structure. The purpose of restructuring the balance sheet is to provide sufficient shares to meet the Company’s outstanding obligations, such as reserving sufficient shares to cover conversion of its current convertible indebtedness as well as to reduce the number of outstanding shares to a level which it believes is more in line with a typical capital structure which would be more attractive to potential future investors. The Company also desires to have shares available to raise further capital needed to achieve its business plan and to possibly use as currency for future merger and acquisition activity.

“We feel the proposed reverse stock split is central to the Company’s strategic plans to restructure the Company’s balance sheet and position the Company for future growth,” stated William J. Nance, Chairman of the Board of Directors.

About GoldSpring, Inc.

GoldSpring, Inc. is a North American precious metals mining company, focused in Nevada, with extensive, contiguous property in the Comstock Lode District.  In the Company's relatively short history, it secured permits, built an infrastructure and brought the Comstock Lode project into production. Since 2005, the Company has been acquiring additional properties around its Comstock Lode project in northern Nevada, expanding its footprint and creating opportunities for exploration and mining.  A drilling program through early 2009 has produced encouraging results, and led to increased engineering and permitting activities with the goal of returning the mine to production. The Company's objectives are to resume mine production, optimize metallurgical and mine processes, increase reserves through exploration and acquisitions, and continue to expand its footprint in the Comstock.

Cautionary Note to U.S. Investors: The United States Securities and Exchange Commission permits U.S. mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We may use certain terms on this press release, such as "measured", "indicated", and "inferred" resources, which the SEC guidelines strictly prohibit U.S. registered companies from including in their filings with the SEC. U.S. investors are urged to consider closely the disclosure in our Form 10-K which may be secured from us, or from the SEC's website at http://www.sec.gov.

EXHIBIT 99.1

This press release and any related calls or discussions may contain forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements.  Forward-looking statements include statements about matters such as: future prices and sales of and demand for our products; future industry market conditions; future changes in our production capacity and operations; future production, operating and overhead costs; recapitalization and balance sheet restructuring activities (including stock split, debt-for-equity exchange, land-for-debt exchange, capital raising and other activities); operational and management restructuring activities (including implementation of methodologies and changes in the board of directors); future employment and contributions of personnel; tax and interest rates; capital expenditures and their impact on us; nature and timing of restructuring charges and the impact thereof; productivity, business process, rationalization, restructuring, investment, acquisition, consulting, operational, tax, financial and capital projects and initiatives; contingencies; environmental compliance and changes in the regulatory environment; offerings, sales and other actions regarding debt or equity securities; and future working capital, costs, revenues, business opportunities, debt levels, cash flows, margins, earnings and growth.  The words “believe,” “expect,” “anticipate,” “estimate,” “project,” “plan,” “should,” “intend,” “may,” “will,” “would,” “potential” and similar expressions identify forward-looking statements, but are not the exclusive means of doing so.

These statements are based on assumptions and assessments made by our management in light of their experience and their perception of historical and current trends, current conditions, possible future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees, representations or warranties and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by such forward-looking statements. Some of those risks and uncertainties include the risk factors set forth in our SEC filings and the following: the current global economic downturn and capital market weakness; the speculative nature of gold or mineral exploration, including risks of diminishing quantities or grades of qualified resources and reserves; operational or technical difficulties in connection with exploration or mining activities; contests over our title to properties; our substantial indebtedness and the impact such indebtedness may have on us; the possibility that the recession, our operating performance and operating prospects, and capital market conditions will limit our ability to timely meet our debt service obligations, comply with debt covenants, obtain necessary financing or refinancing or restructure indebtedness or our debt service obligations on acceptable terms or at all; potential inability to continue to comply with government regulations; adoption of or changes in legislation or regulations adversely affecting our businesses; business opportunities that may be presented to or pursued by us; changes in the United States or other monetary or fiscal policies or regulations in response to the recent capital markets and economic crises; interruptions in our production capabilities due to unexpected equipment failures; fluctuation of prices for of gold or certain other commodities (such as silver, copper, diesel fuel, and electricity); changes in generally accepted accounting principles; geopolitical events; potential inability to implement our business strategies; potential inability to grow revenues organically; potential inability to attract and retain key personnel; interruptions in delivery of critical supplies and equipment raw materials due to credit or other limitations imposed by vendors; assertion of claims, lawsuits and proceedings against us; potential inability to maintain an effective system of internal controls over financial reporting; potential inability or failure to timely file periodic reports with the SEC; potential inability to list our securities on any securities exchange or market; and work stoppages or other labor difficulties. Occurrence of such events or circumstances could have a material adverse effect on our business, financial condition, results of operations or cash flows or the market price of our securities.  All subsequent written and oral forward-looking statements by or attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors.  We undertake no obligation to publicly update or revise any forward-looking statement.

EXHIBIT 99.1

Neither this press release nor any related calls or discussions constitutes an offer to sell or the solicitation of an offer to buy any securities.

Contact information for GoldSpring, Inc.:
P.O. Box 1118
Virginia City, NV 89440
Tel 775.847.5272
Fax 775.847.4762
 http://www.goldspring.us

 Robert T. Faber, President
 480.603.5151
 775.847.5272
 E-mail: rfaber@goldspring.us